INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Provision for Income Taxes

year ended December 31	2015	2014	2013
(millions of Canadian $)

Current
Canada	44	103	27
Foreign	92	42	16
	136	145	43
Deferred
Canada	33	309	245
Foreign	(135)	377	323
	(102)	686	568
Income Tax Expense	34	831	611

Geographic Components of Income

year ended December 31	2015	2014	2013
(millions of Canadian $)

Canada	(624)	1,146	1,224
Foreign	(482)	1,678	1,298
(Loss)/Income Before Income Taxes	(1,106)	2,824	2,522

Reconciliation of Income Tax Expense

year ended December 31	2015	2014	2013
(millions of Canadian $)

(Loss)/Income before income taxes	(1,106)	2,824	2,522
Federal and provincial statutory tax rate	26.0%	25.0%	25.0%
Expected income tax (recovery)/expense	(288)	706	631
Income tax differential related to regulated operations	159	129	(13)
Higher effective foreign tax rates	14	25	33
Income from equity investments and non-controlling interests	(56)	(38)	(28)
Tax rate and legislative changes	34	—	(25)
Asset impairment charges[1]	170	—	—
Other	1	9	13
Actual Income Tax Expense	34	831	611

[1]	The asset impairment impact is net of $311 million attributed to higher foreign tax rates.
Deferred Income Tax Assets and Liabilities

at December 31	2015	2014
(millions of Canadian $)

Deferred Income Tax Assets
Difference in accounting and tax bases of impaired assets	916	—
Tax loss and credit carryforwards	1,327	1,344
Regulatory and other deferred amounts	231	236
Unrealized foreign exchange losses on long-term debt	589	140
Financial instruments	111	104
Other	136	149
	3,310	1,973
Less: Valuation allowance[1]	1,060	125
	2,250	1,848
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment and PPAs	6,441	5,548
Equity investments	656	648
Taxes on future revenue requirement	227	253
Other	55	71
	7,379	6,520
Net Deferred Income Tax Liabilities	5,129	4,672

[1]
In 2015, an increase to the valuation allowance of $935 million was recorded as the Company believes that it is more likely than not that the tax benefits related to the unrealized foreign exchange losses on long-term debt and unrealized losses on certain impaired assets will not be realized in the future.

The above deferred tax amounts have been classified in the Consolidated balance sheet as follows:

at December 31	2015	2014[1]
(millions of Canadian $)

Deferred Income Tax Assets
Intangible and other assets (Note 11)	15	185
Deferred Income Tax Liabilities
Deferred income tax liabilities	5,144	4,857
Net Deferred Income Tax Liabilities	5,129	4,672

[1]
As a result of retrospectively applying guidance on the presentation of deferred taxes on the Consolidated balance sheet on January 1, 2015, the Company reclassified its December 31, 2014 current Deferred income tax assets of $427 million, and current Deferred income tax liabilities of $4 million to its non-current Deferred income tax assets and liabilities.

At December 31, 2015, the Company has recognized the benefit of unused non-capital loss carryforwards of $1,283 million (2014 – $1,131 million) for federal and provincial purposes in Canada, which expire from 2026 to 2035. The Company also has Ontario minimum tax credits of $57 million (2014 – $50 million), which expire from 2016 to 2035.
At December 31, 2015, the Company has recognized the benefit of unused net operating loss carryforwards of US$1,617 million (2014 – US$2,267 million) for federal purposes in the U.S., which expire from 2029 to 2034. The Company also has alternative minimum tax credits of US$41 million (2014 – US$26 million).
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2015 by approximately $308 million (2014 – $236 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $162 million, net of refunds, were made in 2015 (2014 – payments, net of refunds, of $109 million; 2013 – payments, net of refunds, of $202 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2015	2014	2013
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	18	23	49
Gross increases – tax positions in prior years	2	3	3
Gross decreases – tax positions in prior years	(2)	(8)	(28)
Gross increases – tax positions in current year	1	1	2
Lapses of statute of limitations	(2)	(1)	(3)
Unrecognized Tax Benefit at End of Year	17	18	23

TransCanada recognized a favourable income tax adjustment of approximately $25 million due to the enactment of certain Canadian federal tax legislation in June 2013.
Subject to the results of audit examinations by taxing authorities and other legislative amendments, TransCanada does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TransCanada and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2007. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2010.
TransCanada's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2015 reflects a $1 million reversal of Interest expense and nil for penalties (2014 – $1 million increase of Interest expense and nil for penalties; 2013 – $1 million reversal for Interest expense and nil for penalties). At December 31, 2015, the Company had $4 million accrued for Interest expense and nil accrued for penalties (December 31, 2014 –$5 million accrued for Interest expense and nil accrued for penalties).